U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 17, 2006



                         TIDELANDS OIL & GAS CORPORATION
                         -------------------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                           0-29613                  66-0549380
----------------------            -------------------         ------------------
State of Incorporation            Commission File No.         I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                       78248
-----------------------------------------                ----------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, (   210   )      764       -   8642
                               -----------  -------------   -----------



                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))




Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 12, 2006, the Board of Directors of the Company concluded that its audited financial statements for the fiscal year ended December 31, 2004 and the unaudited financial statements for the interim periods ended March 31, 2005, June 30, 2005, and September 30, 2005 (the "Relevent Periods") are required to be restated and should no longer be relied on because they did not reflect proper accounting treatment of the following matters: (1) Goodwill associated with the acquisition of partnership interests of Reef Ventures, L.P (May 2004) and the related derivative liability for warrants issued as part of the purchase price, (2) issuance of convertible debentures with freestanding warrants and embedded beneficial conversion features, and (3) valuation of stock issued for services and financing costs.

Management, after their review of Emerging Issues Task Force 00-19 "Accounting For Derivative Financial Instruments Indexed To, and Potentially Settled In, A Company's Own Stock", has concluded that it is necessary to account for goodwill and the related derivative liability associated with the May 2004 acquisition of partnership interests in Reef Ventures, L.P. At December 31, 2004 the net effect of this adjustment results in an increase in goodwill of $5,200,000, an increase in the derivative liability of $5,168,000, a gain on reduction of the derivative liability of $15,390,000 and a goodwill impairment loss of $15, 358,000.

Management,  after  reviewing  Statement of Financial  Accounting  Standards 133
"Accounting for Derivative Instruments and Hedging Activities" and Emerging Issues Task Force 00-19, has determined that the convertible debentures issued in November 2004 contain an embedded beneficial conversion feature. Accordingly, at December 31, 2004, this charge to the statement of operations amounted to $3,092,105.

Management also reviewed all stock issued for services and financing costs in 2004, and in accordance with the provisions outlined in Emerging Issues Task Force 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services" and Statement of Financial Accounting Standards 123 "Accounting for Stock-Based Compensation", increased the charges associated with these stock issuances by $4,724,750 at December 31, 2004.

All of the transactions referred to above relate to non-cash charges and do not affect the Company's revenues, cash flows from operations or liquidity.

After reviewing the circumstances leading up to the restatements for the Relevent Periods above, the Company believes that the errors were unintentional and related to misinterpretation of the accounting rules mentioned above. However, Item 308(a)(3) of Regulation S-B states that "Management is not permitted to conclude that the small business issuer's internal control over financial reporting is effective if there are one or more material weaknesses in the small business issuer's internal control over financial reporting." As a result of the restatements to our December 31, 2004 financial statements and our quarterly reports for the periods ending March 30, June 30 and September 30, 2005, as disclosed in this Current Report on Form 8-K, our Chief Executive Officer and Principal Accounting Officer, can no longer conclude that after evaluating the effectiveness of our "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-15(e) and 15d-15(e)) for the Relevant Periods, that our disclosure controls and procedures were effective to provide reasonable assurance that information we are required to disclose in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive
Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

However,  the Company  believes  that its  restatement  to its December 31, 2004 financial statements and restatements to quarterly reports for March 31, June 30 and September 30, 2005 financial  statements,  will be a one time occurrence and that moving forward our Controls and Procedures  will once again be effective as the embedded  derivative  accounting matters contained in the December 31, 2004,
March 30, June 30 and September 30, 2005 financial  statements involved a highly complex transaction involving an "unconventional"  warrants and convertible debt instruments,  and the Company does not  anticipate  entering into any additional complex financing transactions involving derivates in the future. The Company is
utilizing  the  guidelines   communicated   to  it  by  the  SEC  after  various
communications  regarding  accounting for  derivatives.  Similar SEC guidance is also being  utilized  with  respect to the issuance of common stock for services and financing costs and the Company  anticipates a dramatic reduction in the use of common stock for these purposes in the future.


                    SUMMARY OF RESTATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
                                -----------------


                                       Previously        Restatement       Restated
                                        Reported          Adjustment         Total
                                      ------------       ------------    ------------

Consolidated Balance Sheets:
   Total Assets                       $ 17,222,666  (1)  $  5,200,000    $ 22,422,666
   Total Liabilities                    12,306,107  (2)     5,168,000      17,474,107
                                      ------------       ------------    ------------
   Stockholders' Equity               $  4,916,559       $     32,000    $  4,948,559
                                      ============       ============    ============

Consolidated Results of Operations:
   Revenues                              1,883,838                  0       1,883,838
   Expenses                              8,451,280 (3,4)   23,174,855      31,626,135
                                      ------------       ------------    ------------
Net (Loss) from Operations              (6,567,442)       (23,174,855)    (29,742,297)

   Derivative Gain                               0  (5)    15,390,000      15,390,000
   Other Income                             50,260                  0          50,260
                                      ------------       ------------    ------------

Net (Loss)                            $ (6,517,182)      $ (7,784,855)   $(14,302,037)
                                      ============       ============    ============

Net (Loss) per Common Share:
   Basic and Diluted                  $      (0.12)                      $      (0.27)
                                      ============                       ============

Weighted Average Number of Common
   Shares Outstanding:
   Basic and Diluted                    53,214,230                         53,214,230
                                      ============                       ============


                   SUMMARY OF RESTATED INTERIM REPORTS - 2005


                                          MARCH 31, 2005                                  JUNE 30, 2005
                           --------------------------------------------    --------------------------------------------
                            Previously     Restatement      Restated        Previously     Restatement      Restated
                           Reported (1)     Adjustment        Total        Reported (1)     Adjustment        Total
                           ------------    ------------    ------------    ------------    ------------    ------------
ASSETS
Current Assets:
  Cash and Cash
   Equivalents             $  4,623,198            --      $  4,623,198    $  3,468,839            --      $  3,468,839
  Accounts and Loans
   Receivable                   404,488            --           404,488         309,323            --           309,323
  Inventory                      60,159            --            60,159          75,573            --            75,573
  Prepaid
   Expenses                     418,362            --           418,362         302,531            --           302,531
                           ------------    ------------    ------------    ------------    ------------    ------------
    Total Current Assets      5,506,207            --         5,506,207       4,156,266            --         4,156,266
                           ------------    ------------    ------------    ------------    ------------    ------------
Property, Plant and
  Equipment, Net              9,245,326            --         9,245,326       9,630,591            --         9,630,591
                           ------------    ------------    ------------    ------------    ------------    ------------
Other Assets:
  Deposits                        6,608            --             6,608           6,608            --             6,608
  Deferred Charges               38,750            --            38,750               0            --                 0
  Restricted Cash                75,000            --            75,000          75,846            --            75,846
  Note Receivable               287,170            --           287,170         286,114            --           286,114
  Goodwill                    1,158,937       5,200,000       6,358,937       1,158,937            --         1,158,937
                           ------------    ------------    ------------    ------------    ------------    ------------
    Total Other Assets        1,566,465       5,200,000       6,766,465       1,527,505            --         1,527,505
                           ------------    ------------    ------------    ------------    ------------    ------------

    Total Assets           $ 16,317,998    $  5,200,000    $ 21,517,998    $ 15,314,362    $          0    $ 15,314,362
                           ============    ============    ============    ============    ============    ============

LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
Current Liabilities:
  Current Maturities of
   Note Payable            $    225,000    $       --      $    225,000    $    112,500    $       --      $    112,500
  Convertible Debenture
   Payable                    5,000,000            --         5,000,000       2,480,000            --         2,480,000
  Accounts Payable and
   Accrued Expenses             438,830            --           438,830         656,302            --           656,302
  Derivative Liability                0       8,062,500       8,062,500               0            --                 0
                           ------------    ------------    ------------    ------------    ------------    ------------
    Total Current
     Liabilities              5,663,830       8,062,500      13,726,330       3,248,802            --         3,248,802
                           ------------    ------------    ------------    ------------    ------------    ------------

Long-Term Debt:

Note Payable,
 less Current
 Maturities                   6,592,301            --         6,592,301       4,255,990            --         4,255,990
                           ------------    ------------    ------------    ------------    ------------    ------------
    Total
     Liabilities             12,256,131       8,062,500      20,318,631       7,504,792            --         7,504,792
                           ------------    ------------    ------------    ------------    ------------    ------------

Stockholders' Equity:
  Common Stock                   62,364            --            62,364          74,281            --            74,281
  Additional Paid-in
   Capital                   22,918,580      13,151,198      36,069,778      28,655,789       9,531,144      38,186,933
  Subscriptions
   Receivable                  (550,000)           --          (550,000)       (550,000)           --          (550,000)
  Minority Interest                 --              --              --              --              --              --
  Accumulated Deficit       (18,369,077)    (16,013,698)    (34,382,775)    (20,370,500)     (9,531,144)    (29,901,644)
                           ------------    ------------    ------------    ------------    ------------    ------------
    Total Stockholders'
     Equity                   4,061,867      (2,862,500)      1,199,367       7,809,570            --         7,809,570
                           ------------    ------------    ------------    ------------    ------------    ------------
Total Liabilities and
  Stockholders' Equity     $ 16,317,998    $  5,200,000    $ 21,517,998    $ 15,314,362    $          0    $ 15,314,362
                           ============    ============    ============    ============    ============    ============



                   SUMMARY OF RESTATED INTERIM REPORTS - 2005

                                        SEPTEMBER 30, 2005
                           --------------------------------------------
                            Previously     Restatement
                           Reported (1)     Adjustment        Total
                           ------------    ------------    ------------

ASSETS
Current Assets:
  Cash and Cash
   Equivalents             $  2,336,430            --      $  2,336,430
  Accounts and Loans
   Receivable                   208,668            --           208,668
  Inventory                      90,332            --            90,332
  Prepaid
   Expenses                     208,879            --           208,879
                           ------------    ------------    ------------
    Total Current Assets      2,844,309            --         2,884,309
                           ------------    ------------    ------------
Property, Plant and
  Equipment, Net             10,097,779            --        10,097,779
                           ------------    ------------    ------------
Other Assets:
  Deposits                        6,708            --             6,708
  Deferred Charges                    0            --                 0
  Restricted Cash               101,471            --           101,471
  Note Receivable               284,944            --           284,944
  Goodwill                    1,158,937            --         1,158,937
                           ------------    ------------    ------------
    Total Other Assets        1,552,060            --         1,552,060
                           ------------    ------------    ------------

    Total Assets           $ 14,494,148    $          0    $ 14,494,148
                           ============    ============    ============

LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
Current Liabilities:
  Current Maturities of
   Note Payable            $    168,750    $       --      $    168,750
  Convertible Debenture
   Payable                      980,000            --           980,000
  Accounts Payable and
   Accrued Expenses             642,457            --           642,457
  Derivative Liability                0            --                 0
                           ------------    ------------    ------------
    Total Current
     Liabilities              1,791,207            --         1,791,207
                           ------------    ------------    ------------

Long-Term Debt:

Note Payable,
 less Current
 Maturities                   4,252,304            --         4,252,304
                           ------------    ------------    ------------
    Total
     Liabilities              6,043,511            --         6,043,511
                           ------------    ------------    ------------

Stockholders' Equity:
  Common Stock                   77,157            --            77,157
  Additional Paid-in
   Capital                   30,369,493       9,682,940      40,052,433
  Subscriptions
   Receivable                  (550,000)           --          (550,000)
  Minority Interest
  Accumulated Deficit       (21,446,013)     (9,682,940)    (31,128,953)
                           ------------    ------------    ------------
    Total Stockholders'
     Equity                   8,450,637            --         8,450,637
                           ------------    ------------    ------------
Total Liabilities and
  Stockholders' Equity     $ 14,494,148    $          0    $ 14,494,148
                           ============    ============    ============


                   SUMMARY OF RESTATED INTERIM REPORTS - 2005

                             Three Months Ended March 31, 2005                Six Months Ended June 30, 2005
                       --------------------------------------------    --------------------------------------------

                        Previously     Restatement       Restated       Previously     Restatement       Restated
                       Reported (1)        (2)            Total       Reported (1)         (2)            Total
                       ------------    ------------    ------------    ------------    ------------    ------------
Revenues:
  Gas Sales and
   Pipeline Fees       $    586,949    $       --      $    586,949    $    849,490    $       --      $    849,490
  Construction
   Services                  41,126            --            41,126         119,121            --           119,121
                       ------------    ------------    ------------    ------------    ------------    ------------
    Total Revenues          628,075            --           628,075         968,611            --           968,611
                       ------------    ------------    ------------    ------------    ------------    ------------
Expenses:
    Cost of Sales           284,679            --           284,679         415,248            --           415,248
    Operating
     Expenses                66,774            --            66,774         129,137            --           129,137
    Depreciation            115,441            --           115,441         236,395            --           236,395
    Interest                209,787            --           209,787         393,860            --           393,860
    Beneficial
     Conversion
     Feature
     Interest                     0       4,736,843       4,736,843               0         135,789         135,789
    Sales, General
     and
     Administrative       1,220,911         597,500       1,818,411       3,098,570       1,578,500       4,677,070
    Impairment
     Losses                       0            --                 0               0       5,200,000       5,200,000
                       ------------    ------------    ------------    ------------    ------------    ------------
    Total Expenses        1,897,592       5,334,343       7,231,935       4,273,210       6,914,289      11,187,499
                       ------------    ------------    ------------    ------------    ------------    ------------
(Loss) from
 Operations              (1,269,517)     (5,334,343)     (6,603,860)     (3,304,599)     (6,914,289)    (10,218,888)

    Derivative Gain
     (Loss)                    --        (2,894,500)     (2,894,500)           --         5,168,000       5,168,000
    Gain (Loss) on
     Equipment Sale          (3,167)           --            (3,167)         (3,167)           --            (3,167)
    Interest and
     Dividend Income         35,992            --            35,992          69,651            --            69,651
    Minority
     Interest                  --              --              --              --              --              --
    Litigation
     Settlement                   0            --                 0               0            --                 0
                       ------------    ------------    ------------    ------------    ------------    ------------
Net (Loss)             $ (1,236,692)   $ (8,228,843)   $ (9,465,535)   $ (3,238,115)   $ (1,746,289)   $ (4,984,404)
                       ============    ============    ============    ============    ============    ============
Net (Loss) Per
 Common Share,
 Basic and Diluted:    $      (0.02)   $       --      $      (0.15)   $      (0.05)   $       --      $      (0.07)
                       ============    ============    ============    ============    ============    ============
Weighted Average
 Number of Common
 Shares Outstanding:
        Basic and
         Diluted         61,893,359            --        61,893,359      67,941,251            --        67,941,251
                       ============    ============    ============    ============    ============    ============



                                      -17-

                   SUMMARY OF RESTATED INTERIM REPORTS - 2005


                           Nine Months Ended September 30, 2005
                       --------------------------------------------
                        Previously     Restatement
                       Reported (1)         (2)            Total
                       ------------    ------------    ------------
Revenues:
  Gas Sales and
   Pipeline Fees       $  1,097,505    $       --      $  1,097,505
  Construction
   Services                 119,121            --           119,121
                       ------------    ------------    ------------
    Total Revenues        1,216,626            --         1,216,626
                       ------------    ------------    ------------
Expenses:
    Cost of Sales           635,113            --           635,113
    Operating
     Expenses               210,545            --           210,545
    Depreciation            360,817            --           360,817
    Interest                503,950            --           503,950
    Beneficial
     Conversion
     Feature
     Interest                     0        (501,659)       (501,659)
    Sales, General
     and
     Administrative       4,022,271       2,556,200       6,578,471
    Impairment
     Losses                       0       5,200,000       5,200,000
                       ------------    ------------    ------------
    Total Expenses        5,732,696       7,254,541      12,987,237
                       ------------    ------------    ------------
(Loss) from
 Operations              (4,516,070)     (7,254,541)    (11,770,611)

    Derivative Gain
     (Loss)                    --         5,168,000       5,168,000
    Gain (Loss) on
     Equipment Sale          (3,167)           --            (3,167)
    Interest and
     Dividend Income         96,240            --            96,240
    Minority
     Interest                  --              --              --
    Litigation
     Settlement             109,369         188,456         297,825
                       ------------    ------------    ------------
Net (Loss)             $ (4,313,628)   $ (1,898,085)   $ (6,211,713)
                       ============    ============    ============
Net (Loss) Per
 Common Share,
 Basic and Diluted:    $      (0.06)   $       --      $      (0.09)
                       ============    ============    ============
Weighted Average
 Number of Common
 Shares Outstanding:
        Basic and
         Diluted         69,378,850            --        69,378,850
                       ============    ============    ============

(1)      Adjust goodwill to period ending balances.

(2) Adjust to recognize fair value of derivative financial instruments as liabilities at December 31, 2004 ($5,168,000) and first quarter adjustment ($2,894,500) necessitated by marking to market the fair value of the derivative.

(3)      Adjustments associated with the issuance of convertible debentures.

(4) Adjustments to recognize the fair value of services and related expenses paid for by the issuance of stock.

(5) Adjustments to recognize the gain / (loss) on changes in the derivative liability. equity to derivative liabilities when the conversion price became variable.



Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

Item Number       Description

99.1              Letter from Baum & Co. dated April 14, 2006



SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: April 17, 2006


                                                  /s/Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: President, CEO